AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 26, 1995


                                                       Registration No. 33-62395

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           -------------------------

                                AMENDMENT NO. 4

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      AND
                          POST-EFFECTIVE AMENDMENT TO
                      REGISTRATION STATEMENT NO. 33-52441
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 ______________
                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)

              MARYLAND                                   22-1657560
  (State or other jurisdiction of          (IRS employer identification number)
   incorporation or organization)


             PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY 07663
                                 (201) 587-1000
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 JOSEPH MACNOW
                              VORNADO REALTY TRUST
             PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY 07663
                                 (201) 587-1000
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    Copy to:
                           Patricia A. Ceruzzi, Esq.
                           Janet T. Geldzahler, Esq.
                              Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT AS DETERMINED BY MARKET CONDITIONS.

                 If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

                 If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /x/

                 If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____________________

                 If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____________________

                 If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                            Proposed Maximum        Proposed
          Title of Each Class of                             Amount to be   Aggregate Price     Maximum Aggregate      Amount of
        Securities to be Registered                         Registered(1)     Per Unit(2)     Offering Price(1)(2)  Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
Common Shares (par value $.04 per share)(3)..............                                                                  N/A
------------------------------------------------------------------------------------------------------------------------------------
Preferred Shares (no par value per share)(4).............                                                                  N/A
------------------------------------------------------------------------------------------------------------------------------------
Depositary Shares representing Preferred Shares(5).......                                                                  N/A
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities(6).......................................                                                                  N/A
------------------------------------------------------------------------------------------------------------------------------------
Debt Warrants(7).........................................                                                                  N/A
------------------------------------------------------------------------------------------------------------------------------------
         Total...........................................  $235,000,000(8)                     $235,000,000(8)(9)     $81,034.48(10)
====================================================================================================================================

(1) In U.S. Dollars or the equivalent thereof denominated in one or more foreign currencies or units or two or more foreign currencies or composite currencies (such as European Currency Units).

(2)      Estimated for the sole purpose of computing the registration fee.

(3) There are being registered hereunder an indeterminate number of Common Shares of Beneficial Interest of the Registrant as may be sold, from time to time, by the Registrant. There are also being registered hereunder an indeterminate number of Common Shares of Beneficial Interest of the Registrant as shall be issuable upon conversion of convertible Debt Securities or Preferred Shares registered hereby.

(4) There are being registered hereunder an indeterminate number of Preferred Shares of Beneficial Interest of the Registrant as may be sold, from time to time, by the Registrant. There are also being registered hereunder an indeterminate number of Preferred Shares of Beneficial Interest of the Registrant as shall be issuable upon conversion of convertible Debt Securities registered hereby.

(5) There are being registered hereunder an indeterminate number of Depositary Shares to be evidenced by Depositary Receipts issued pursuant to a Deposit Agreement. In the event the Registrant elects to offer to the public fractional interests in Preferred Shares registered hereunder, Depositary Receipts will be distributed to those persons purchasing such fractional interests and Preferred Shares will be issued to the Depositary under the Deposit Agreement. No separate consideration will be received for the Depositary Shares.

(6) There are being registered hereunder an indeterminate amount of Debt Securities.

(7)      Debt Warrants may be sold separately or with Debt Securities.

(8) Such amount represents the principal amount of any Debt Securities issued at their principal amount, the issue price rather than the principal amount of any Debt Securities issued at an original issue discount, the liquidation preference of any Preferred Stock, the amount computed pursuant to Rule 457(c) for any Common Stock, the issue price of any Debt Warrants and the exercise price of any Debt Securities issuable upon the exercise of Debt Warrants.

(9) No separate consideration will be received for the Debt Securities, Preferred Stock, Common Stock or the Depositary Shares issuable upon conversion of or in exchange for Debt Securities or Preferred Stock.

(10) Calculated pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, as amended (the "Securities Act"), in respect of the $235,000,000 of previously unregistered securities registered hereby. This filing fee was paid on September 6, 1995. An additional filing fee of $91,379.31 was previously paid for $265,000,000 aggregate principal amount of unsold securities registered under Registration Statement No. 33-52441.


         PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT INCLUDES A PROSPECTUS WHICH MAY RELATE TO SECURITIES REGISTERED UNDER REGISTRATION STATEMENT NO. 33-52441. THIS REGISTRATION STATEMENT, WHICH IS A NEW REGISTRATION STATEMENT, ALSO CONSTITUTES A POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT NO. 33-52441. SUCH POST-EFFECTIVE AMENDMENT SHALL HEREAFTER BECOME EFFECTIVE CONCURRENTLY WITH THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT IN ACCORDANCE WITH SECTION 8(c) OF THE SECURITIES ACT OF 1933.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT AND POST-EFFECTIVE AMENDMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT AND POST-EFFECTIVE AMENDMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT AND POST-EFFECTIVE AMENDMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS.

        Exhibit
        Number             Description
        -------            -----------
         1.1*      Form of Underwriting Agreement (for Common Shares)

         1.2*      Form of Underwriting Agreement (for Preferred Shares)

         1.3*      Form of Underwriting Agreement (for Debt Securities)

         3.1       Amended and Restated Declaration of Trust of the Company
                   (incorporated by reference to the Company's Registration
                   Statement on Form S-4 (File No. 33-60286), filed on April 15,
                   1993)

         3.2 By-laws of the Company (incorporated by reference to the Company's Annual Report on Form 10-K for the year ended
                   December 31, 1993 (File No. 1-5098))

         4.1**     Specimen certificate representing Common Shares

         4.2 Form of Indenture for Senior Debt Securities (incorporated by reference to Exhibit 4.2 of Amendment No. 1 to the Company's
                   Registration Statement on Form S-3 (File No. 33-52441), filed on May 12, 1994)

         4.3       Form of Senior Debt Security (included in Exhibit 4.2)

         4.4       Form of Indenture for Subordinated Debt Securities
                   (incorporated by reference to Exhibit 4.4 of Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No.
                   33-52441), filed on May 12, 1994)

         4.5       Form of Subordinated Debt Security (included in Exhibit 4.4)

         4.6       Form of Deposit Agreement (incorporated by reference to
                   Exhibit 4.6 of Amendment No. 1 to the Company's Registration
                   Statement on Form S-3 (File No. 33-52441), filed on May 12,
                   1994)

         4.7       Form of Depositary Receipt (included in Exhibit 4.6)

         ____________________

         *    To be filed by amendment or 8-K.

         **   Previously filed.

         5.1**   Opinion of Ballard Spahr Andrews & Ingersoll

         5.2**   Opinion of Sullivan & Cromwell

         8.1     Tax Opinion of Sullivan & Cromwell

         12**    Statement Regarding Computation of Consolidated Ratios of
                 Earnings to Fixed Charges and Combined Fixed Charges and
                 Preferred Share Dividend Requirements

         23.1**  Consent of Deloitte & Touche LLP

         23.2** Consent of Ballard Spahr Andrews & Ingersoll (included in its opinion filed as Exhibit 5.1)

         23.3** Consent of Sullivan & Cromwell (included in its opinion filed as Exhibit 5.2)

         23.4**  Consent of Deloitte & Touche LLP

         24.1 Powers of Attorney (included on signature page to the Company's Registration Statement on Form S-3 (File No. 33-
                 62395), filed on September 6, 1995)

         25.1**  Statement of Eligibility of Senior Trustee on Form T-1

         25.2**  Statement of Eligibility of Subordinated Trustee on Form T-1

         ___________________________

         **      Previously filed.

                                      SIGNATURES
         Pursuant to the requirements of the Securities Act of 1933, Vornado Realty Trust certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 4 to its Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on December 26, 1995.


                                        VORNADO REALTY TRUST,
                                        a Maryland real estate investment trust


                                        By /s/ Steven Roth
                                           ------------------------------------
                                           Steven Roth
                                           Chairman of the Board of Trustees
                                           (Principal Executive Officer)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                                   Title                          Date
          ---------                                   -----                          ----
       /s/ Steven Roth                 Chairman of the Board of Trustees
----------------------------           (Principal Executive Officer)
         Steven Roth                                                           December 26, 1995


      /s/ Joseph Macnow                Vice President - Chief Financial
----------------------------           Officer and Controller (Principal
        Joseph Macnow                  Financial and Accounting Officer)       December 26, 1995

              *
----------------------------           Trustee
       David Mandelbaum                                                        December 26, 1995

              *
----------------------------           Trustee
        Stanley Simon                                                          Decmeber 26, 1995

              *
----------------------------           Trustee
       Richard R. West                                                         December 26, 1995

              *
----------------------------           Trustee
       Ronald G. Targan                                                        December 26, 1995

              *
----------------------------           Trustee
    Russell B. Wight, Jr.                                                      December 26, 1995


* By:  /s/ Joseph Macnow
----------------------------
         Joseph Macnow
       Attorney-in-Fact

                                 Exhibit Index


 Exhibit No.                      Exhibit
 -----------                      -------
     1.1*       Form of Underwriting Agreement (for Common Shares)
     1.2*       Form of Underwriting Agreement (for Preferred Shares)

     1.3*       Form of Underwriting Agreement (for Debt Securities)

     3.1        Amended and Restated Declaration of Trust of the Company
                (incorporated by reference to the Company's Registration
                Statement on Form S-4 (File No. 33-60286), filed on April 15,
                1993)

     3.2 By-laws of the Company (incorporated by reference to the Company's Annual Report on Form 10-K for the year ended
                December 31, 1993 (File No. 1-5098))

     4.1**      Specimen certificate representing Common Shares

     4.2 Form of Indenture for Senior Debt Securities (incorporated by reference to Exhibit 4.2 of Amendment No. 1 to the Company's
                Registration Statement on Form S-3 (File No. 33-52441), filed on May 12, 1994)

     4.3        Form of Senior Debt Security (included in Exhibit 4.2)

     4.4        Form of Indenture for Subordinated Debt Securities
                (incorporated by reference to Exhibit 4.4 of Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No.
                33-52441), filed on May 12, 1994)

     4.5        Form of Subordinated Debt Security (included in Exhibit 4.4)

     4.6        Form of Deposit Agreement (incorporated by reference to Exhibit
                4.6 of Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No. 33-52441), filed on May 12, 1994)

     4.7        Form of Depositary Receipt (included in Exhibit 4.6)

     5.1**      Opinion of Ballard Spahr Andrews & Ingersoll

     5.2**      Opinion of Sullivan & Cromwell

     8.1        Tax Opinion of Sullivan & Cromwell

     12**       Statement Regarding Computation of Consolidated Ratios of
                Earnings to Fixed Charges and Combined Fixed Charges and
                Preferred Share Dividend Requirements

    23.1**      Consent of Deloitte & Touche LLP

    23.2** Consent of Ballard Spahr Andrews & Ingersoll (included in its opinion filed as Exhibit 5.1)

    23.3** Consent of Sullivan & Cromwell (included in its opinion filed as Exhibit 5.2)

    23.4**      Consent of Deloitte & Touche LLP


    24.1        Powers of Attorney (included on signature page to the Company's
                Registration Statement on Form S-3 (File No. 33-62395), filed on September 6, 1995)

    25.1**      Statement of Eligibility of Senior Trustee on Form T-1

    25.2**      Statement of Eligibility of Subordinated Trustee on Form T-1



_________________________________
*        To be filed by amendment or 8-K.

**       Previously filed.